Exhibit 10.5

Execution Version

WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 12, 2022 (this “Agreement”), is entered into by and among KWS Solar Term Parent 1 LLC, a Delaware limited liability company (“Co-Borrower 1”), KWS Solar Term Parent 2 LLC, a Delaware limited liability company (“Co-Borrower 2”), KWS Solar Term Parent 3 LLC, a Delaware limited liability company (“Co-Borrower 3”), and Spruce Power 3 Holdco, LLC, a Delaware limited liability company (“Co-Borrower 4”) (collectively, the “Co-Borrowers” and each individually a “Co-Borrower”), the undersigned financial institutions as Lenders (each individually a “Lender” and, collectively, the “Lenders”), and KeyBank National Association, in its capacities as Administrative Agent, Collateral Agent and Depository Agent. As used in this Agreement, capitalized terms that are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement (defined below).

W I T N E S S E T H

WHEREAS, the Co-Borrowers, the Lenders and the Administrative Agent are party to that certain Amended and Restated Credit Agreement, dated as of March 19, 2022 (as amended by that certain Omnibus Amendment and Accession, dated as of April 8, 2022, and as further amended, restated, or modified from time to time, the “Credit Agreement”).

WHEREAS, the Co-Borrowers have requested that the Loan Documents be waived and amended as set forth herein.

WHEREAS, in connection with this request, the Co-Borrowers and the undersigned wish to agree to provide certain waivers and make certain amendments with respect to the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1. Waiver and Agreement. Each of the Co-Borrowers, each of the undersigned Lenders and the Administrative Agent (acting at the instruction of the Required Lenders) hereby agree that (a) on and after the Effective Date (as defined below) clause (a) of the definition of Change of Control shall be waived solely with respect to the initial acquisition by XL Fleet Corp. (“XL Fleet”) of all of the outstanding equity securities of Spruce Holding Company 1 LLC, Spruce Holding Company 2 LLC and Spruce Holding Company 3 LLC (collectively, the “Spruce Holding Companies” and the transaction pursuant to which such initial acquisition is made, the “XL Fleet Transaction”) and (b) from and after consummation of the XL Fleet Transaction, XL Fleet shall be a Qualified Transferee for all purposes under the Loan Documents. For the avoidance of doubt, the XL Fleet Transaction shall not constitute or be deemed to constitute an ESE Review Event.

2. Amendments to Credit Agreement. From and after the occurrence of the XL Transaction Closing Date (as defined below):

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following defined term in its appropriate alphabetical position:

(i) “Available Liquidity” means, as of any date, the sum of: (a) unrestricted cash and cash equivalents, plus (b) marketable securities, plus (c) available borrowing capacity under any revolving credit facility or line of credit, in each case of XL Fleet Corp. and its subsidiaries on such date.

(ii) “XL Fleet” means XL Fleet Corp.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “ESE Review Event” as follows:

(i) “ESE Review Event” shall mean either (a) XL Fleet ceases to control ESE or (b) there is a material change in the business plan of ESE from ESE’s business plan as of the Second Additional Term Loan Borrowing Date.

(c) The Credit Agreement is hereby amended to add a new clause (xv) to Section 5.01(b) in its appropriate numerical position:

(i) (xv) notice of any resignation, removal or termination of employment of (A) the principal executive officer, president, principal financial officer, principal accounting officer or principal operating officer of XL Fleet or (B) Christian Fong.

(d) The Credit Agreement is hereby amended to add a new Section 5.30 in its appropriate numerical position:

(i) SECTION 5.30 Available Liquidity. The Co-Borrowers shall cause XL Fleet Corp. (taken together with its subsidiaries) to maintain Available Liquidity of at least $25,000,000 in the aggregate.

(e) Section 9.01(c) of the Credit Agreement is hereby amended by replacing the text “Section 5.31” with the text “Section 5.30”.

3. Conditions to Effectiveness and Continued Effectiveness .

(a) The waivers and agreements set forth in Section 1 (collectively, the “Waiver”) shall be effective as of the date (the “Effective Date”) (i) the Administrative Agent and the Collateral Agent shall have received duly executed counterparts of this Agreement from each of the Co-Borrowers, the Required Lenders and the Agents, and (ii) XL Fleet has delivered to the Administrative Agent a presentation describing XL Fleet’s strategy for the Spruce Holding Companies and the existing XL Fleet drivetrain business (the “Management Presentation”). The Co-Borrowers shall pay the Lenders’ outstanding fees, costs and expenses, including legal fees, in each case, within five (5) days following the Effective Date upon presentation of invoices therefor.

(b) The amendments set forth in Section 2 (collectively, the “Amendment”) shall be effective as of the date that the closing of the XL Fleet Transaction occurs (the “XL Transaction Closing Date”).

(c) Section 1 and Section 2 shall be void and of no force or effect, and it shall be an Event of Default pursuant to Section 9.01(c) of the Credit Agreement, if any of the following occurs; provided, that the items referred to in clauses (iv) and (vi) below shall not give rise to an Event of Default if (1) XL Fleet and the Co-Borrowers used commercially reasonable efforts to achieve compliance with clauses (iv) and (vi) as of the XL Transaction Closing Date and (2) XL Fleet and the Co-Borrowers remedy such breach within five (5) Business Days days after receipt by the Co-Borrowers of written notice thereof from the Administrative Agent during which period the Co-Borrowers and XL Fleet diligently pursue the cure thereof:

(i) the XL Fleet Transaction does not provide for the acquisition by XL Fleet of all of the outstanding membership interests of Spruce Holding Company 1 LLC, Spruce Holding Company 2 LLC and Spruce Holding Company 3 LLC (collectively, the “Spruce Holding Companies”) and the continued ownership, immediately following the closing of the XL Fleet Transaction, by the Spruce Holding Companies of the membership interests of the Co-Borrowers in the same manner as owned as of the date hereof; or (ii) within ten (10) days following the execution and delivery by XL Fleet of the definitive purchase agreement with respect to the XL Fleet Transaction, XL Fleet shall not have publicly announced a management transition plan which includes XL Fleet’s intention to appoint Christian Fong as Chief Executive Officer of XL Fleet effective no later than February 15, 2023; or (iii) as of immediately following the closing of the XL Fleet Transaction, XL Fleet and its subsidiaries (including the Spruce Holding Companies and their respective subsidiaries) do not have, in the aggregate, cash and/or cash equivalents on hand equal to at least $230,000,000; or (iv) XL Fleet fails to (A) offer, contemporaneously with the closing of the XL Fleet Transaction, continued employment to all employees of the Spruce Holding Companies and their Subsidiaries as of immediately prior to the closing at, minimally, the same base salary of each employee as was in effect immediately prior to the closing; (B) and further to offer such eligible employees participation in such XL Fleet benefit and compensation plans as are offered to similarly situated XL Fleet employees; (C) and further to maintain at the closing an executive and management team responsible for managing the transition planning with respect to the XL Fleet Transaction and meeting ongoing public company reporting obligations with the Securities and Exchange Commission; or

(v) (A) the XL Fleet Transaction does not provide for the acquisition by XL Fleet directly or indirectly of the outstanding membership interests of Solar Services Experts, LLC (“ESE”) or (B) as of the closing of the XL Fleet Transaction, XL Fleet no longer intends for ESE to directly or indirectly manage the portfolio of Eligible Projects; or (vi) the definitive transaction documents for the XL Fleet Transaction materially differ from the terms set forth in the Letter of Intent which was executed and was effective on June 22, 2022 among XL Fleet, HPS Investment Partners, LLC and Spruce Manager, LLC in a manner that adversely affects the interests of the Lenders; or (vii) the Co-Borrowers have not delivered written notice to the Administrative Agent confirming the occurrence of the XL Fleet Transaction within 5 Business Days following the occurrence thereof; or (viii) the Administrative Agent has not received on or prior to the XL Transaction Closing Date, for the account of each Term Lender who has delivered an executed counterpart of this Agreement prior to 12:00 noon (New York City time) on July 12, 2022, consent fees in an amount equal to 0.25% of the aggregate principal amount of Term Loans held by such Term Lender as of the date of this Agreement; or (ix) immediately following the closing of the XL Fleet Transaction, the business of XL Fleet does not include substantially all of the assets owned (directly or indirectly) by the Spruce Holding Companies as of the date hereof.

4. Representations and Warranties. As of the date hereof and the Effective Date:

(a) Each of the Co-Borrowers represents and warrants to the Agents and each Secured Party that:

(i) The execution, delivery and performance by such Co-Borrower of this Agreement:

(1) have been duly authorized by all necessary limited liability company or other action, as the case may be, on behalf of such Co-Borrower;

(2) do not and will not (A) conflict with or result in a violation or breach of the terms of its certificate of formation, limited liability company agreement, operating agreement or other organizational documents, as the case may be, any provision of material Law applicable to it or any order, judgment or decree of any Governmental Authority binding on it or any of its material Properties, (B) result in a material breach of or constitute (with due notice or lapse of time or both) a material default under the Transaction Documents or any other material contractual obligation binding upon a Relevant Party or its material Properties, including the Intercompany Financing Agreement, or (C) result in or require the creation or imposition of any Lien upon its Assets (other than the Liens created under the Collateral Documents); and

(3) do not and will not require any registration with, consent or approval of, or notice to, or other action with or by, any Governmental Authority or any other Person (including any Tax Equity Member and their Affiliates or HPS and its Affiliates) which has not been obtained or made, and each such consent or approval is in full force and effect, in each case, other than consents, approvals, registrations, notices or other action which, if not obtained or made, could not reasonably be expected to have a Material Adverse Effect;

(ii) Immediately prior to and after the Effective Date, no Default or Event shall have occurred and be continuing.

5. Miscellaneous.

(a) Effect of this Agreement.

(i) The waiver and amendments set forth in this Agreement shall be applicable solely with respect to those matters expressly provided therein, and no other waivers or amendments are given herein or may be otherwise construed or implied. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

(ii) Except as herein expressly provided, each and every term, condition, warranty and provision of the Depository Agreement and the Credit Agreement and the other Transaction Documents shall remain unchanged and in full force and effect, and such are hereby ratified, confirmed and approved by the parties hereto, and in the event of any conflict between the provisions of this Agreement and the provisions of the Credit Agreement, the Depository Agreement or any other Transaction Document, the provisions of this Agreement shall prevail.

(iii) Except as expressly set forth herein, nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Credit Agreement, the Depository Agreement and any other Transaction Document.

(iv) Whether or not specifically waived or amended by the provisions of this Agreement, all of the terms and provisions of the Credit Agreement, the Depository Agreement and the other Transaction Documents are hereby waived and amended to the extent necessary to give effect to the purpose and intent of this Agreement.

(b) Incorporation by Reference. Section 11.04 (Effect of Headings and Table of Contents), Section 11.05 (Successors and Assigns), Section 11.06 (Severability), Section 11.08 (Governing Law), Section 11.09 (Waiver of Jury Trial), Section 11.10 (Counterparts; Integration; Effectiveness) and Section 11.16 (Entire Agreement) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(c) Loan Document. This Agreement shall be deemed to be a Loan Document for all purposes of the Credit Agreement and the other Transaction Documents.

(d) Acknowledgement. Each party hereto acknowledges that the terms of this Agreement shall not constitute a course of dealing among the parties hereto.

(e) Construction. The principles of interpretation specified in Sections 1.02, 1.03 and 1.05 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

(f) No Third-Party Beneficiaries. Notwithstanding anything to the contrary herein, XL Fleet is neither an express nor implied third party beneficiary of this Agreement or any other Loan Document.

(g) Lender and Agent Authorization. The Lenders party hereto hereby authorize and direct the Agents to execute, deliver and perform this Agreement. The Administrative Agent hereby authorizes and directs the Collateral Agent to execute, deliver and perform this Agreement. The Administrative Agent and the Collateral Agent hereby authorize and direct the Depository Agent to execute, deliver and perform this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

CO-BORROWERS:

KWS SOLAR TERM PARENT 1 LLC

By:	/s/ Jon Norling
	Name:	Jon Norling
	Title:	Security and General Counsel

KWS SOLAR TERM PARENT 2 LLC

By:	/s/ Jon Norling
	Name:	Jon Norling
	Title:	Security and General Counsel

KWS SOLAR TERM PARENT 3 LLC

By:	/s/ Jon Norling
	Name:	Jon Norling
	Title:	Security and General Counsel

SPRUCE POWER 3 HOLDCO, LLC

By:	/s/ Jon Norling
	Name:	Jon Norling
	Title:	Security and General Counsel

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agency and Depository Agent

By:	/s/ Renee M Bonnell
	Name:	Renee M Bonnell
	Title:	Senior Vice President

SOUTH TOWER STRATEGIC INFRASTRUCTURE FINANCE (GP) CO. LTD. as GENERAL PARTNER FOR SOUTH TOWER STRATEGIC INFRASTRUCTURE FINANCE (USD), LP,
as Lender

By:	/s/ Nicholas Cleary
	Name:	Nicholas Cleary
	Title:	Authorized Signatory

By:	/s/ Cameron Price
	Name:	Cameron Price
	Title:	Authorized Signatory

`	CANAFUND (CARLYLE NGS) INC.,
as Lender

	By:	/s/ Nicholas Cleary
		Name:	Nicholas Cleary
		Title:	Authorized Signatory

	By:	/s/ Cameron Price
		Name:	Cameron Price
		Title:	Authorized Signatory

NORTHILL GLOBAL ALTERNATIVE FUNDS II ICAV acting in respect of GEMINI CREDIT FUND, as Lender

By:	/s/ Nicholas Cleary
	Name:	Nicholas Cleary
	Title:	Authorized Signatory

By:	/s/ Cameron Price
	Name:	Cameron Price
	Title:	Authorized Signatory

VANTAGE INFRASTRUCTURE DEBT FUND L.P, by VANTAGE INFRASTRUCTURE USA GP LLC, its general partner as Lender

By:	/s/ Nicholas Cleary
	Name:	Nicholas Cleary
	Title:	Authorized Signatory

SEQUOIA IDF ASSET HOLDINGS S.A.,
as Lender

By:	/s/Adolf Kohnhorst
	Name:	Adolf Kohnhorst
	Title:	Director

SEQUOIA INFRASTRUCTURE FUNDING I LTD.,
as Lender

By:	/s/ Adolf Kohnhorst
	Name:	Adolf Kohnhorst
	Title:	Director